UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2025

AGEAGLE AERIAL SYSTEMS INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-36492	88-0422242
(Commission File Number)	(IRS Employer Identification No.)

8201 E. 34th Street N, Suite 1307
Wichita, Kansas	67226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (620) 325-6363

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	UAVS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement.

As previously disclosed, on November 5, 2025, AgEagle Aerial Systems Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the investors party thereto (the “Buyers”), pursuant to which, subject to the terms and conditions set forth therein, the Company agreed to issue and sell to the Buyers in a registered direct offering (the “Offering”) an aggregate of up to 100,000 shares of the Company’s Series G Convertible Preferred Stock, $0.001 par value per share (the “Series G Preferred Stock”) at an initial conversion price of $1.23 (the “Conversion Price”). On November 10, 2025 (the “Initial Closing Date”), the Company agreed to sell, and the Buyers, severally and not jointly, agreed to purchase an aggregate of 12,000 shares of Series G Preferred Stock (the “Initial Series G Preferred Stock”). Additionally, subject to the terms and conditions of the Purchase Agreement, including the receipt by the Company of the requisite stockholder approval, the Buyers may elect in their sole discretion to purchase up to a total aggregate of 88,000 additional shares of Series G Preferred Stock in one or more closings (the “Additional Preferred Shares”).

The Offering with respect to the Initial Series G Preferred Stock closed on November 10, 2025. The Company received gross proceeds of $12 million on the Initial Closing Date from the Offering and expects to receive aggregate gross proceeds of $100 million from the Offering, assuming the sale of all the Additional Preferred Shares.

The Purchase Agreement contains certain representations and warranties, covenants and indemnification provisions customary for similar transactions. The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the applicable parties to the Purchase Agreement and may be subject to limitations agreed upon by the applicable contracting parties. Among other covenants, the Purchase Agreement requires the Company to hold a meeting of its stockholders no later than 75 days following the Initial Closing Date, to seek approval by the Company’s stockholders with respect to the transactions contemplated by the Purchase Agreement and the Certificate of Designation of Preferences, Rights and Limitations of the Series G Convertible Preferred Stock (the “Certificate of Designation”), including the issuance of all of the shares of the Company’s Common Stock, issuable upon conversion of the shares of the Series G Preferred Stock in accordance with the terms of the Purchase Agreement (the “Conversion Shares”) in excess of 19.99% of the issued and outstanding Common Stock on the date of the Purchase Agreement.

The Offering was made pursuant to a prospectus supplement dated November 5, 2025, and a base prospectus dated September 22, 2025, which is part of a registration statement on Form S-3 (File No. 333-290164) that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 10, 2025, and became effective on September 22, 2025 (the “Registration Statement”). The Company does not plan to apply to list the Series G Preferred Stock on the NYSE American, any other national securities exchange or any other nationally recognized trading system.

Reference is made to the discussion of the Series G Preferred Stock and summary of the Certificate of Designation in Item 5.03 of this Current Report on Form 8-K, which is incorporated into this Item 1.01 by reference.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 6, 2025 and is incorporated herein by reference.

The legal opinion and consent of Duane Morris LLP relating to the legality of the issuance and sale of the securities in the Offering is attached as Exhibit 5.1 to this Current Report on Form 8-K and is expressly incorporated by reference into the Registration Statement.

Item 3.03 Material Modification to Rights of Security Holders.

The matters described in Item 1.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 7, 2025, the Company filed the Certificate of Designation with the Secretary of State of the State of Nevada in connection with the Purchase Agreement referenced in Item 1.01 above, which became effective upon filing. The Certificate of Designation provides for the designation of shares of the Series G Preferred Stock.

Subject to the rights of holders of preferred stock of senior rank to the Series G Preferred Stock, holders of Series G Preferred Stock are entitled to receive dividends when and as declared by the board of directors of the Company. The Series G Preferred Stock does not have voting rights, except as otherwise required by law. Following its issuance, the shares of Series G Preferred Stock are immediately convertible into shares of the Company’s Common Stock. The Series G Preferred Stock has a stated value of $1,000 per share (“Stated Value”) and the number of shares of Common Stock issuable upon conversion of such preferred stock shall be determined by dividing the Stated Value of such shares of Series G Preferred Stock by the Conversion Price, subject to adjustment as set forth therein.

The foregoing description of the Series G Preferred Stock and Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

The Company is filing herewith the following exhibits with this Current Report on Form 8-K, which are incorporated by reference to its Registration Statement:

●	Opinion and Consent of Duane Morris LLP

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, contained in this Current Report on Form 8-K are forward-looking statements. Forward-looking statements contained in this Current Report on Form 8-K may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “suggest,” “target,” “aim,” “should,” “will,” “would,” or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are based on the Company’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict, including risks related to the timing and fulfilment of current and future purchase orders relating to the Company’s products, the success of new programs and software updates, the ability to implement a new strategic plan, the success of a new strategic plan, and the Company’s ability to obtain requisite stockholder approvals. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. For a further discussion of risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see the risk disclosures in the Annual Report on Form 10-K of the Company for the year ended December 31, 2024, and in subsequent reports on Forms 10-Q and 8-K and other filings made with the Securities and Exchange Commission by the Company. All such forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Designation of Series G Convertible Preferred Stock of AgEagle Aerial Systems Inc., dated November 7, 2025.
5.1	Opinion of Duane Morris LLP
23.1	Consent of Duane Morris LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGEAGLE AERIAL SYSTEMS INC.

Date: November 10, 2025	By:	/s/ Alison Burgett
Alison Burgett
Chief Financial Officer